SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2009

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York  10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As of July 1, 2009, NeoStem, Inc. (“NeoStem” or the “Company”) entered into an Amendment No. 1 to Agreement and Plan of Merger with China Biopharmaceuticals Holdings, Inc. (“CBH”), China Biopharmaceuticals Corp., CBH’s wholly-owned subsidiary (“CBC”) and CBH Acquisition LLC, NeoStem’s wholly-owned subsidiary.  Pursuant to the terms of the Amendment:

•
The number of shares of NeoStem Common Stock to be issued to the CBH Common Stockholders was reduced to an aggregate of 7,150,000 shares (such that the Exchange Ratio in the merger will be 0.19255), with no additional shares being escrowed;

•
The number of shares to be issued to RimAsia Capital Partners, L.P. ("RimAsia") will be increased to 6,458,009 shares of Common Stock and 8,177,512 shares of NeoStem Series C Convertible Preferred Stock, each with a liquidation preference of $1.125 and convertible to shares of NeoStem Common Stock at an initial conversion price of $.90 (with the Class B warrants to be issued to RimAsia eliminated),  in exchange for certain advances made or to be made by RimAsia and described below;

•	125,000 shares of NeoStem Common Stock will be issued to EET (the 49% holder of Erye, 51% of which is owned by CBH) or its designee for assistance in effectuating the merger;
•
The number of shares to be issued to Steven E. Globus and Chris Mao, respectively a director and CEO of CBH, in exchange for satisfaction of loans made by them to CBH, shall be reduced to an aggregate of approximately 17,158 shares;

•
Conditions to closing were amended to (a) add a condition that in order to satisfy its obligations under a memorandum of understanding with EET, CBH shall have caused Erye to transfer the land and building for its principal manufacturing facility to EET or its affiliate for a sum to be agreed upon, and for EET or its affiliate to lease that facility back to Erye at a nominal fee for a term through construction of Erye's new manufacturing facility and until such date as Erye’s new facility is completed and fully operational (which transaction will remove a significant asset from the CBH balance sheet) and (b) provide that instead of a spinoff of the CBC shares as a liquidating distribution to the shareholders of CBH, such shares may be privately sold or transferred to a liquidating trust;

•	Eric Wei will be added to the current NeoStem Board of Directors after the merger is effected, and thereafter, Shi Mingsheng will also be added after receipt of PRC approvals;
•	Privately issued NeoStem warrants outstanding immediately prior to the closing of the merger shall be amended to reduce their exercise price if the current exercise price is $4.00 and above;
•
the Compensation Committee of NeoStem’s Board of Directors may in lieu of lowering the exercise price of outstanding options to $.80 as provided in the original merger agreement, lower the exercise price to a price which is greater than $.80 (but not less than fair market value) and provide alternative cash or equity consideration to eligible NeoStem employees, directors, advisors and consultants;

•	The outside date for completion of the merger is extended to October 31, 2009.

The full text of Amendment No. 1 to the Merger Agreement is annexed hereto as Exhibit 10.1, and the above description is qualified in its entirety by reference to such Amendment.

Additionally, as of July 1, 2009, NeoStem, CBH, CBC and RimAsia, which is already a significant investor in the Company and CBH, entered into a Funding Agreement pursuant to which it was agreed that RimAsia shall supply additional funding to both NeoStem and CBH in an amount up to $1.6 million (including approximately $1 million advanced to date), which amount shall be forgiven upon its receipt of the increased amount of NeoStem securities described above to be received by RimAsia as part of the merger consideration.  If less than $1.6 million has been advanced at that time, the difference shall be paid to NeoStem at the closing of the merger.  In the event the merger has not received shareholder approval by October 31, 2009, NeoStem is required to repay RimAsia all payments incurred or made by RimAsia on behalf of NeoStem.  The full text of the Funding Agreement is annexed hereto as Exhibit 10.2, and the above description is qualified in its entirety by reference to such agreement.

Additional Information about the Merger and Where to Find It

NeoStem intends to file a Proxy Statement/Registration Statement with the SEC with respect to the shares of NeoStem Common Stock to be issued in connection with the Merger.  Investors and security holders are advised to read the Proxy Statement/Registration Statement when it becomes available because it contains important information about NeoStem, CBH, the proposed Merger and other related matters. The Proxy Statement/Registration Statement will be sent to stockholders of NeoStem seeking their approval of the proposed transaction.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov.  Since such documents are not currently available, NeoStem's stockholders will receive information at an appropriate time as to how to obtain transaction-related documents free of charge from NeoStem.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements.  Important factors that might cause such a difference include, but are not limited to, costs related to the merger; failure of NeoStem's or CBH’s stockholders to approve the Merger; NeoStem's or CBH's inability to satisfy the conditions of the Merger; NeoStem's inability to maintain its NYSE Amex listing; the inability to integrate NeoStem’s and CBH's businesses successfully; the need for outside financing to meet capital requirements; failure to have an effective Joint Venture Agreement with respect to Erye satisfactory to the parties and regulatory authorities and other events and factors disclosed previously and from time to time in NeoStem’s filings with the SEC, including NeoStem’s Annual Report on Form 10-K for the year ended December 31, 2008, and the Proxy Statement/Registration Statement to be filed. NeoStem does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger. The directors and executive officers of each of NeoStem and CBH may be deemed to be participants in the solicitation of proxies from the holders of NeoStem Common Stock in respect of the proposed transaction.  Information about the directors and executive officers of NeoStem is set forth in NeoStem’s Proxy Statement for its 2009 Annual Meeting of Stockholders and in subsequent Forms 8-K.  Investors may obtain additional information regarding the interest of NeoStem and its directors and executive officers, and CBH and its directors and executive officers in connection with the proposed Merger, by reading the Proxy Statement/Registration Statement when it becomes available.

Item 9.01.            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1  Amendment No. 1 to Agreement and Plan of Merger made as of July 1, 2009
Exhibit 10.2  Funding Agreement made as of July 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General

Date:   July 8, 2009